UNITED STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K/A

                                AMENDMENT NO. 1

                                 CURRENT  REPORT
     Pursuant  to  Section  13  OR  15(d) of The Securities Exchange Act of 1934

Date  of Report (Date of earliest event reported)    February 24, 2006 (February
23,2006)

                          Island  Residences  Club,  Inc.
                        -------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

              DE                      000-49978              20-2443790
-------------------------------       -------------        --------------
(State  or  other  jurisdiction       (Commission        (IRS  Employer  of
         incorporation)               File  Number)      Identification  No.)


     1769-203  Jamestown  Road,  Williamsburg,  VA              23185
     ---------------------------------------------             --------
      (Address  of  principal  executive  offices)           (Zip  Code)

Registrant's  telephone  number,  including  area  code:(757)927-6848
                                                         ------------

_______________________________________________________________________
(Former  name  or  former  address,  if  changed  since  last  report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act  (17
    CFR  230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On February 24, 2006, we reported on Form 8-K our entry into a stock purchase agreement with RotateBlack LLC for the purchase of 9.4 million shares of DTLL, Inc. We reported this transaction under Item 5.01 (Changes in Control of the Registrant) and Item 5.02 (Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers). However, there has been no change of control of the company or actions relating to the departure or appointment of our officers and directors. This amendment is to report information required for the stock purchase agreement under the correct item, Item 1.01, Entry into a Material Definitive Agreement.

ITEM  1.01.  Entry  into  a  Material  Definitive  Agreement

On February 23, 2006, Island Residences Club, Inc. (the "Company") and Rich Woods, an unaffiliated investor, entered into a Stock Purchase Agreement with RotateBlack LLC, a Michigan limited liability company ("RBL"), whereby the Company and the investor would purchase 9,400,000 shares of common stock, $.01 par value (the "Shares") of DTLL, Inc., a publicly traded Minnesota corporation ("DTLL"). The allocation of the Shares and the Company's obligation related thereto will be determined at closing. The Shares represent approximately 70% of the 13.5 million issued and outstanding common stock of DTLL and a change of control of DTLL. The purchase price for the shares to be paid at closing is $1,500,000, represented by cash in the amount of $500,000 and a Secured Note
Payable  in  the  amount  of  $1,000,000  due  no  later  than  April  10, 2006.

On February 24, 2006, the Company also entered into a Stock Purchase Agreement with DTLL, Inc., whereby the Company would purchase 400,000 shares of DTLL, Inc. in exchange for 400,000 shares of Grand Sierra Resorts Corporation, owned by the Company.

ITEM  9.01.  Financial  Statements  and  Exhibits

(d)  Exhibits

10.1     Stock  Purchase  Agreement  with  RotateBlack,  LLC
10.2     Stock  Purchase  Agreement  with  DTLL,  Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  3,  2006

(Registrant):  Island  Residences  Club,  Inc.
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(Signature):   /s/Graham  Bristow
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               Graham  Bristow,  Chief  Executive  Officer